SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



          Date of Report (date of earliest event reported) May 4, 1998


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




     Delaware                       0-16014                   23-2417713
 (State or other           (Commission File Number)         (IRS Employer
 jurisdiction of                                          Identification No.)
  incorporation)



                Main at Water Street -  Coudersport,  PA 16915-1141
               (Address of principal executive offices)  (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830





Item 5.  Other Events

         On May 5, 1998, the Registrant announced the initial public offering of its subsidiary, Hyperion Telecommunications, Inc., in a press release which is attached hereto as Exhibit 99.01 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

Exhibit No.                                Description

99.01                                      Press release dated May 5, 1998

                                               SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 6, 1998                   ADELPHIA COMMUNICATIONS CORPORATION

                                            (Registrant)

                                   By:   /s/Timothy J. Rigas
                                      Timothy J. Rigas
                                      Executive Vice President, Treasurer
                                      and Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit No.                                Description
----------                                 -----------
99.01                                      Press release dated May 5, 1998


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